Exhibit 99.1
Fourth Quarter 2010 Supplemental Financial Report
Some of the enclosed information presented in this supplemental and on the Company’s February 1, 2011 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, our ability to complete and successfully integrate pending and recent acquisitions, and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2009. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s February 1, 2011 conference call might not occur.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-14
Submarket Statistics	15
Lease Commencement Information by Segment	16
Stabilized Portfolio Capital Expenditures	17
Lease Expiration Summary and Lease Expirations by Region	18-21
Top Fifteen Tenants	22
2010 Acquisitions	23
2010 Dispositions	24

Development
In-Process Redevelopment Project	25
Future Development Pipeline	26

Debt and Capitalization Data
Capital Structure	27
Debt Analysis	28-29
Debt Covenants	30

Non-GAAP Supplemental Measures	31-35

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Company Background
Kilroy Realty Corporation (NYSE: KRC), a member of the S&P Small Cap 600 Index, is a real estate investment trust active in the premier office and industrial submarkets along the West Coast. The Company owns, develops, acquires and manages real estate assets primarily in the coastal regions of Los Angeles, Orange County, San Diego, greater Seattle, and the San Francisco Bay Area. As of December 31, 2010, the Company’s stabilized portfolio consisted of 100 office buildings and 40 industrial buildings, which encompassed an aggregate of 10.4 million and 3.6 million rentable square feet, respectively, and was 89.1% occupied.

Board of Directors		Senior Management		Investor Relations

John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.		Chris Corpuz	Executive VP, Strategic Initiatives	Los Angeles, CA 90064
William P. Dickey		Jeffrey C. Hawken	Executive VP and COO	(310) 481-8400
Scott S. Ingraham		Tyler H. Rose	Executive VP and CFO	Web: www.kilroyrealty.com
John B. Kilroy, Jr.		John T. Fucci	Sr. VP, Asset Management	E-mail: investorrelations@kilroyrealty.com
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP, San Diego
		Justin W. Smart	Sr. VP, Development

Equity Research Coverage
Bank of America Merrill Lynch		ISI Group
James Feldman	(646) 855-5808	Steve Sakwa	(212) 446-9462

Citigroup Investment Research		JMP Securities
Michael Bilerman	(212) 816-1383	Mitch Germain	(212) 906-3546

Cowen and Company		J.P. Morgan
James Sullivan	(646) 562-1380	Anthony Paolone	(212) 622-6682

Credit Suisse Group		RBC Capital Markets
Andrew Rosivach	(415) 249-7942	Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
John N. Perry	(212) 250-4912	David Aubuchon	(314) 863-4235

FBR Capital Markets		Stifel, Nicolaus & Company
Srikanth Nagarajan	(646) 885-5429	John W. Guinee III	(443) 224-1307

Green Street Advisors		UBS Investment Research
Michael Knott	(949) 640-8780	Ross T. Nussbaum	(212) 713-2484
Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	12/31/2010		9/30/2010		6/30/2010		3/31/2010		12/31/2009
INCOME ITEMS (Including Discontinued Operations):
Revenues	$82,941		$79,804		$72,416		$66,819		$67,379
Lease Termination Fees	277		186		303		192		177
Net Operating Income (1)	59,804		56,866		51,033		48,795		48,667
Capitalized Interest and Debt Costs	1,932		2,690		2,810		2,584		2,733
Net Income (Loss) Available to Common Stockholders	1,535		(126)		(1,783)		4,886		(3,009)
EBITDA (1)(2)	52,574		49,576		43,330		41,771		30,978
Funds From Operations (1)(3)(4)	29,485		29,690		21,658		25,806		17,679
Funds Available for Distribution (1)(3)(4)	15,919		14,760		10,695		13,791		12,921
Net Income (Loss) Available to Common Stockholders per common share — diluted	$0.02		$(0.01)		$(0.04)		$0.11		$(0.08)
Funds From Operations per common share — diluted	$0.54		$0.54		$0.41		$0.57		$0.39
Dividends per share	$0.35		$0.35		$0.35		$0.35		$0.35
RATIOS (Including Discontinued Operations):
Operating Margins	72.1%		71.3%		70.5%		73.0%		72.2%
Interest Coverage Ratio (5)	3.1	x	3.4	x	3.5	x	3.8	x	2.9	x
Fixed Charge Coverage Ratio (6)	2.5	x	2.7	x	2.7	x	2.8	x	2.2	x
FFO Payout Ratio (7)	64.2%		63.7%		87.3%		60.8%		88.8%
FAD Payout Ratio (8)	118.9%		128.0%		176.8%		113.7%		121.5%

	12/31/2010		9/30/2010		6/30/2010		3/31/2010		12/31/2009
ASSETS:
Real Estate Held for Investment before Depreciation	$3,216,871		$2,964,429		$2,953,609		$2,556,303		$2,520,083
Total Assets	2,816,565		2,535,684		2,556,509		2,112,242		2,084,281
CAPITALIZATION:
Total Debt (9)	$1,451,152		$1,174,421		$1,181,970		$1,031,514		$1,006,074
Total Preferred Equity and Noncontrolling Interests (9)	201,500		201,500		201,500		201,500		201,500
Total Common Equity and Noncontrolling Interests (9)	1,972,035		1,791,973		1,605,996		1,382,129		1,376,221
Total Market Capitalization (9)	3,624,687		3,167,894		2,989,466		2,615,143		2,583,795
Total Debt / Total Market Capitalization (9)	40.2%		37.1%		39.6%		39.4%		39.0%
Total Debt and Preferred / Total Market Capitalization (9)	45.8%		43.5%		46.3%		47.1%		46.8%

(1)	Please refer to pages 31 and 32 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.

(2)	Please refer to page 34 for a reconciliation of GAAP Net Income Available to Common Stockholders to EBITDA.

(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.

(4)	Reported amounts are attributable to common stockholders and common unitholders.

(5)	Calculated as EBITDA divided by interest expense (excluding amortization of deferred debt costs and debt discounts).

(6)	Calculated as EBITDA divided by interest expense (excluding amortization of deferred debt costs and debt discounts), current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.

(9)	See “Capital Structure” on page 27.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Common Stock Data (NYSE: KRC)

	Three Months Ended
	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
High Price	$36.72	$34.39	$33.92	$32.60	$31.99
Low Price	$33.25	$32.13	$29.73	$26.75	$26.00
Closing Price	$36.47	$33.14	$29.73	$30.84	$30.67

Dividends per share — annualized	$1.40	$1.40	$1.40	$1.40	$1.40

Closing common shares (in 000’s) (1)(2)	52,350	52,350	52,296	43,093	43,149
Closing common partnership units (in 000’s) (1)	1,723	1,723	1,723	1,723	1,723

	54,073	54,073	54,019	44,816	44,872

(1)	As of the end of the period.

(2)	In April 2010, the Company completed an underwritten public offering of 9,200,000 shares of its common stock.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Consolidated Balance Sheets
(unaudited, $ in thousands)

	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2009
ASSETS:
Land and improvements	$491,333	$432,289	$434,792	$338,684	$335,932
Buildings and improvements	2,435,173	2,245,618	2,247,549	1,950,408	1,920,543
Undeveloped land and construction in progress	290,365	286,522	271,268	267,211	263,608

Total real estate held for investment	3,216,871	2,964,429	2,953,609	2,556,303	2,520,083
Accumulated depreciation and amortization	(672,429)	(652,675)	(644,246)	(623,981)	(605,976)

Total real estate assets, net	2,544,442	2,311,754	2,309,363	1,932,322	1,914,107

Cash and cash equivalents	14,840	8,313	29,428	10,736	9,883
Restricted cash	1,461	3,265	3,485	32	2,059
Marketable securities	4,902	4,481	4,087	4,226	3,452
Current receivables, net	6,258	4,055	3,739	2,913	3,236
Deferred rent receivables, net	89,052	83,563	79,813	76,406	74,392
Note receivable	—	—	10,603	10,641	10,679
Deferred leasing costs and acquisition-related intangible assets, net	131,066	96,691	98,466	56,570	51,832
Deferred financing costs, net	16,447	14,574	10,078	7,651	8,334
Prepaid expenses and other assets, net	8,097	8,988	7,447	10,745	6,307

TOTAL ASSETS	$2,816,565	$2,535,684	$2,556,509	$2,112,242	$2,084,281

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY:
Liabilities:
Secured debt, net	$313,009	$315,150	$316,570	$267,014	$294,574
Exchangeable senior notes, net	299,964	298,295	296,660	438,749	436,442
Unsecured senior notes, net	655,803	330,941	391,888	144,000	144,000
Unsecured line of credit	159,000	205,000	150,000	150,000	97,000
Accounts payable, accrued expenses and other liabilities	68,525	66,814	57,792	58,333	52,533
Accrued distributions	20,385	20,383	20,395	17,167	17,136
Deferred revenue and acquisition-related intangible liabilities, net	79,322	68,251	71,651	65,655	66,890
Rents received in advance and tenant security deposits	29,189	23,776	25,849	23,654	18,230

Total liabilities	1,625,197	1,328,610	1,330,805	1,164,572	1,126,805

Noncontrolling Interest:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	523	523	523	431	431
Additional paid-in capital	1,211,498	1,209,673	1,208,716	914,766	913,657
Distributions in excess of earnings	(247,252)	(230,215)	(211,555)	(191,190)	(180,722)

Total stockholders’ equity	1,086,351	1,101,563	1,119,266	845,589	854,948

Noncontrolling Interest
Common units of the Operating Partnership	31,379	31,873	32,800	28,443	28,890

Total equity	1,117,730	1,133,436	1,152,066	874,032	883,838

TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$2,816,565	$2,535,684	$2,556,509	$2,112,242	$2,084,281

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	% Change	2010	2009	% Change
REVENUES:
Rental income	$76,406	$60,690	25.9%	$274,708	$247,649	10.9%
Tenant reimbursements	5,914	6,177	(4.3)%	24,326	28,075	(13.4)%
Other property income	621	512	21.3%	2,946	3,710	(20.6)%

Total revenues	82,941	67,379	23.1%	301,980	279,434	8.1%

EXPENSES:
Property expenses	15,659	12,099	29.4%	58,067	49,709	16.8%
Real estate taxes	7,362	6,069	21.3%	27,494	24,330	13.0%
Provision for bad debts	(220)	174	(226.4)%	(1,063)	569	(286.8)%
Ground leases	336	370	(9.2)%	984	1,597	(38.4)%
General and administrative expenses	6,867	17,915	(61.7)%	27,963	39,938	(30.0)%
Acquisition-related expenses	624	—	100.0%	2,248	—	100.0%
Depreciation and amortization	29,095	21,019	38.4%	103,809	87,627	18.5%

Total expenses	59,723	57,646	3.6%	219,502	203,770	7.7%

OTHER (EXPENSES) INCOME:
Interest income and other net investment gains	261	226	15.5%	964	1,300	(25.8)%
Interest expense	(19,044)	(11,078)	71.9%	(59,941)	(46,119)	30.0%
Gain (loss) on early extinguishment of debt	—	1,790	(100.0)%	(4,564)	4,909	(193.0)%

Total other (expenses) income	(18,783)	(9,062)	107.3%	(63,541)	(39,910)	59.2%
INCOME FROM CONTINUING OPERATIONS	4,435	671	561.0%	18,937	35,754	(47.0)%
DISCONTINUED OPERATIONS
Loss from discontinued operations	—	—	—	—	(224)	(100.0)%
Net gain on dispositions of discontinued operations	949	—	100.0%	949	2,485	(61.8)%

Total income from discontinued operations	949	—	100.0%	949	2,261	(58.0)%
NET INCOME	5,384	671	702.4%	19,886	38,015	(47.7)%
Net (income) loss attributable to noncontrolling common units of the Operating Partnership	(50)	119	(142.0)%	(178)	(1,025)	82.6%

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	5,334	790	575.2%	19,708	36,990	(46.7)%
PREFERRED DISTRIBUTIONS AND DIVIDENDS:
Distributions on noncontrolling cumulative redeemable preferred units of the Operating	(1,397)	(1,397)	—	(5,588)	(5,588)	—
Preferred dividends	(2,402)	(2,402)	—	(9,608)	(9,608)	—

Total preferred distributions and dividends	(3,799)	(3,799)	—	(15,196)	(15,196)	—

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$1,535	$(3,009)	151.0%	$4,512	$21,794	(79.3)%

Weighted average common shares outstanding — basic	52,275	42,936	21.8%	49,497	38,705	27.9%
Weighted average common shares outstanding — diluted	52,291	42,936	21.8%	49,513	38,732	27.8%
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net income (loss) available to common stockholders per share — basic	$0.02	$(0.08)	131.8%	$0.07	$0.53	(87.2)%

Net income (loss) available to common stockholders per share — diluted	$0.02	$(0.08)	131.8%	$0.07	$0.53	(87.2)%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	% Change	2010	2009	% Change
FUNDS FROM OPERATIONS: (1)
Net income (loss) available to common stockholders	$1,535	$(3,009)	151.0%	$4,512	$21,794	(79.3)%
Adjustments:
Net income (loss) attributable to noncontrolling common units of the Operating Partnership	50	(119)	142.0%	178	1,025	(82.6)%
Depreciation and amortization of real estate assets	28,849	20,807	38.7%	102,898	86,825	18.5%
Net gain on dispositions of discontinued operations	(949)	—	(100.0)%	(949)	(2,485)	(61.8)%

Funds From Operations (2)	$29,485	$17,679	66.8%	$106,639	$107,159	(0.5)%

Weighted average common shares/units outstanding — basic (3)	54,786	45,502	20.4%	52,033	41,222	26.2%
Weighted average common shares/units outstanding — diluted (3)	54,802	45,557	20.3%	52,049	41,249	26.2%
FFO per common share/unit — basic (2)	$0.54	$0.39	38.5%	$2.05	$2.60	(21.2)%

FFO per common share/unit — diluted (2)	$0.54	$0.39	38.6%	$2.05	$2.60	(21.1)%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations (2)	$29,485	$17,679	66.8%	$106,639	$107,159	(0.5)%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(10,058)	(12,434)	(19.1)%	(51,053)	(31,131)	64.0%
Amortization of deferred revenue related to tenant improvements (4)	(2,581)	(2,326)	11.0%	(9,689)	(9,757)	(0.7)%
Net effect of straight-line rents (5)	(5,524)	(1,769)	212.3%	(14,015)	(7,248)	93.4%
Amortization of other deferred revenue, net (6)	555	(50)	1,210.0%	638	(1,001)	163.7%
Amortization of net above (below) market rents (7)	681	(10)	6,910.0%	1,377	(359)	483.6%
Noncash amortization of exchangeable debt discount, net (8)	1,409	1,537	(8.3)%	6,172	6,166	0.1%
Adjustments to GAAP loss/gain on early extinguishment on debt	—	5,129	(100.0)%	4,564	6,678	(31.7)%
Amortization of deferred financing costs and debt discounts	1,249	826	51.2%	4,501	3,126	44.0%
Noncash amortization of share-based compensation awards	703	4,339	(83.8)%	6,031	12,253	(50.8)%

Funds Available for Distribution (2)	$15,919	$12,921	23.2%	$55,165	$85,886	(35.8)%

(1)	See page 32 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Calculated based on weighted average shares outstanding including participating share-based awards (i.e. restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.

(6)	Represents amortization of deferred revenue related to cash received prior to or during the revenue recognition period in connection with tenants’ contractual lease obligations, net of such amounts received.

(7)	Represents the adjustment related to the acquisition of buildings with above and/or below market rents.

(8)	Represents the amortization of the noncash debt discounts on the Company’s exchangeable senior notes, net of amounts capitalized.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Same Store Analysis (1)
(unaudited, $ in thousands)
Same Store Analysis (GAAP Basis) (2)

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	% Change	2010	2009	% Change
Total Same Store Portfolio
Number of properties	129	129		129	129
Square Feet	11,871,115	11,871,115		11,871,115	11,871,115
Percent of Stabilized Portfolio	84.8%	99.6%		84.8%	99.6%
Average Occupancy	88.9%	83.5%		85.6%	85.6%

Operating Revenues:
Rental income	$61,913	$59,171	4.6%	$242,083	$241,072	0.4%
Tenant reimbursements	5,661	5,714	(0.9)%	22,698	25,733	(11.8)%
Other property income	600	511	17.4%	2,540	3,703	(31.4)%

Total operating revenues	68,174	65,396	4.2%	267,321	270,508	(1.2)%

Operating Expenses:
Property expenses	11,785	11,374	3.6%	48,787	47,121	3.5%
Real estate taxes	5,559	5,763	(3.5)%	22,742	22,876	(0.6)%
Provision for bad debts	(220)	174	(226.4)%	(1,063)	569	(286.8)%
Ground leases	333	366	(9.0)%	971	1,584	(38.7)%

Total operating expenses	17,457	17,677	(1.2)%	71,437	72,150	(1.0)%

GAAP Net Operating Income	$50,717	$47,719	6.3%	$195,884	$198,358	(1.2)%

Same Store Analysis (Cash Basis) (2)

	Three Months Ended December 31,			Year Ended December 31,
	2010	2009	% Change	2010	2009	% Change
Total operating revenues	$61,974	$61,218	1.2%	$247,647	$252,292	(1.8)%
Total operating expenses	17,677	17,503	1.0%	72,500	71,581	1.3%

Cash Net Operating Income	$44,297	$43,715	1.3%	$175,147	$180,711	(3.1)%

(1)	Same store defined as all stabilized properties owned as of January 1, 2009 and still owned and in the stabilized portfolio as of December 31, 2010.

(2)	Please refer to page 33 for a reconciliation of the Same Store measures on this page to Net Income Available to Common Stockholders.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown			Occupancy at: (1)
	# of	Year-to-Date		Total Square
	Buildings	NOI (2)	Sq. Ft.	Feet	12/31/2010	9/30/2010	12/31/2009
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles and Ventura Counties	29	25.9%	21.9%	3,065,626	89.3%	89.6%	88.8%
San Diego County	63	55.7%	39.0%	5,466,298	86.4%	82.2%	76.8%
Orange County	5	2.7%	3.9%	540,656	93.1%	78.7%	49.8%
San Francisco	2	5.1%	8.6%	1,200,525	84.3%	89.4%	—
Greater Seattle	1	0.3%	0.9%	122,103	100.0%	—	—

Subtotal	100	89.7%	74.3%	10,395,208	87.5%	84.8%	80.6%

Industrial:
Los Angeles County	1	1.4%	1.4%	192,053	100.0%	100.0%	100.0%
Orange County	39	8.9%	24.3%	3,410,843	93.5%	90.0%	87.6%

Subtotal	40	10.3%	25.7%	3,602,896	93.9%	90.6%	88.2%

OCCUPANCY BY REGION:
Los Angeles and Ventura Counties	30	27.3%	23.3%	3,257,679	89.9%	90.2%	89.4%
San Diego County	63	55.7%	39.0%	5,466,298	86.4%	82.2%	76.8%
Orange County	44	11.6%	28.2%	3,951,499	93.5%	88.3%	84.8%
San Francisco	2	5.1%	8.6%	1,200,525	84.3%	89.4%	—
Greater Seattle	1	0.3%	0.9%	122,103	100.0%	—	—

TOTAL STABILIZED PORTFOLIO	140	100.0%	100.0%	13,998,104	89.1%	86.4%	82.8%

REENTITLEMENT PROPERTY:
Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	141			14,155,562

Average Occupancy — Stabilized Portfolio

	Office	Industrial	Total
Quarter-to-Date	86.5%	92.3%	88.0%
Year-to-Date	84.2%	87.3%	85.1%
Average Occupancy — Same Store Portfolio

	Office	Industrial	Total
Quarter-to-Date	87.4%	92.3%	88.9%
Year-to-Date	85.0%	87.2%	85.6%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income and discontinued operations.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Los Angeles and Ventura, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	86.8%
24025 Park Sorrento	Calabasas	102,264	96.8%
26541 Agoura Road	Calabasas	90,156	100.0%
5151 Camino Ruiz	Camarillo	187,861	89.4%
5153 Camino Ruiz	Camarillo	38,655	100.0%
5155 Camino Ruiz	Camarillo	38,856	100.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E Imperial Highway	El Segundo	293,261	90.5%
909 N. Sepulveda Boulevard	El Segundo	241,607	98.7%
999 N. Sepulveda Boulevard	El Segundo	127,901	100.0%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	81.5%
3800 Kilroy Airport Way	Long Beach	192,476	93.6%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	65.2%
12100 W. Olympic Boulevard	Los Angeles	150,167	65.1%
12200 W. Olympic Boulevard	Los Angeles	150,302	92.2%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	58.9%
3130 Wilshire Boulevard	Santa Monica	88,339	80.3%
501 Santa Monica Boulevard	Santa Monica	73,115	69.0%
2829 Townsgate Road	Thousand Oaks	81,067	82.3%

Total Los Angeles and Ventura Counties Office		3,065,626	89.3%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	24.5%
12235 El Camino Real	Del Mar	54,673	81.0%
12340 El Camino Real	Del Mar	87,405	80.2%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	93.5%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Center Drive	Del Mar	52,375	79.0%
3611 Valley Center Drive	Del Mar	130,178	100.0%
3661 Valley Center Drive	Del Mar	129,752	96.9%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	100.0%
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	72.3%
15253 Avenue of Science	I-15 Corridor	37,437	100.0%
15333 Avenue of Science	I-15 Corridor	78,880	36.3%
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	63.5%
15445 Innovation Drive	I-15 Corridor	51,500	100.0%
13280 Evening Creek Drive South	I-15 Corridor	42,971	46.5%
13290 Evening Creek Drive South	I-15 Corridor	61,176	—
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	147,533	100.0%
13520 Evening Creek Drive North	I-15 Corridor	141,368	97.7%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California (Continued)
2355 Northside Drive	Mission Valley	50,425	59.4%
2365 Northside Drive	Mission Valley	91,260	82.4%
2375 Northside Drive	Mission Valley	48,949	78.6%
2385 Northside Drive	Mission Valley	88,795	71.8%
2305 Historic Decatur Road	Point Loma	103,900	95.4%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4910 Directors Place	Sorrento Mesa	50,925	24.5%
4921 Directors Place	Sorrento Mesa	55,500	85.9%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	—
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	—
10243 Genetic Center Drive	Sorrento Mesa	102,875	—
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	63.0%
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	88.3%
9455 Towne Center Drive	University Towne Center	45,195	—
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego County Office		5,466,298	86.4%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	96.6%
8101 Kaiser Boulevard	Anaheim	59,790	100.0%
2211 Michelson Drive	Irvine	271,556	93.7%
111 Pacifica	Irvine Spectrum	67,496	72.3%
999 Town & Country	Orange	98,551	100.0%

Total Orange County Office		540,656	93.1%

San Francisco, California
303 Second Street	San Francisco	734,035	89.4%
100 First Street	San Francisco	466,490	76.2%

Total San Francisco Office		1,200,525	84.3%

Greater Seattle, Washington
15050 NE 36th Street	Redmond	122,103	100.0%

Total Greater Seattle Office		122,103	100.0%

Total Office		10,395,208	87.5%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles County Industrial		192,053	100.0%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Street	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	100.0%
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	100.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	85.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	—
1201 N. Miller Street	Anaheim	119,612	37.9%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	56.7%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	80.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	100.0%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681/12691 Pala Drive	Garden Grove	84,700	82.6%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry Street	Garden Grove	20,000	100.0%
12311 Industry Street	Garden Grove	25,000	100.0%
7261 Lampson Avenue	Garden Grove	47,092	100.0%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California (Continued)
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,410,843	93.5%

Total Industrial		3,602,896	93.9%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Submarket Statistics as of December 31, 2010

	Market	Market	KRC	KRC
	Direct	Total	Percentage	Percentage
Submarket	Vacancy (1)(2)	Vacancy (1)(2)	Occupied (2)	Leased (2)
SAN DIEGO
Del Mar	14.9%	19.3%	94.1%	97.1%
Sorrento Mesa
Two- Three Story Corporate	11.1%	11.8%	82.1%	87.7%
University Towne Center / Governor Park
Two- Three Story Corporate	11.3%	20.1%	88.2%	88.2%
I-15 Corridor
Class A Office Market	14.5%	14.9%	99.2%	99.2%
Two- Three Story Corporate	18.5%	19.7%	76.4%	78.1%
Mission Valley	18.9%	19.4%	74.2%	74.2%
Point Loma	4.2%	4.2%	95.4%	95.4%
ORANGE COUNTY
Office	16.6%	17.4%	93.1%	93.7%
Industrial	5.7%	9.6%	93.5%	96.9%
LOS ANGELES
Westside	16.3%	20.2%	78.9%	78.9%
El Segundo (Class A)	23.4%	23.9%	96.0%	96.0%
Long Beach Airport (Class A)	16.8%	17.0%	89.1%	90.1%
101 Corridor (Class A)	18.3%	18.5%	92.2%	92.8%
SAN FRANCISCO
South Financial District	10.8%	11.7%	84.3%	95.1%
GREATER SEATTLE
Eastside	16.0%	18.0%	100.0%	100.0%

(1)	Market direct and market total vacancy data was obtained from market research data from third parties. Kilroy Realty Corporation uses market research data from third parties to analyze the current and projected real estate fundamentals in each of its existing submarkets as well as potential acquisition submarkets. Recent market research data from third parties suggests improvement in real estate fundamentals in each of Kilroy Realty’s primary submarkets over the next few years. Please note that Kilroy Realty Corporation does not verify the market research data from third parties and further that such data does not represent views or forecasts of Kilroy Realty Corporation or its management.

(2)	All information is presented for office properties with the exception of Orange County Industrial.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Lease Commencement Information by Segment
For Leases That Commenced During the Three Months Ended December 31, 2010

	1st & 2nd Generation				2nd Generation
						Maintenance		Changes in		Weighted
	# of Leases (1)		Square Feet (1)		TI/LC	Capex Per	Changes in	Cash	Retention	Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft. (2)	Sq. Ft. (3)	Rents (4)	Rents (5)	Rates (6)	Term (Mo.)
Office	16	16	272,224	162,098	$24.44	$0.42	(4.1)%	(10.1)%	80.9%	67
Industrial	2	3	208,219	60,702	5.28	0.01	(35.3)%	(38.4)%	45.2%	108

Total	18	19	480,443	222,800	$14.39	$0.30	(12.8)%	(17.8)%	66.6%	91

For Leases That Commenced During the Year Ended December 31, 2010

	1st & 2nd Generation				2nd Generation
						Maintenance		Changes in		Weighted
	# of Leases (1)		Square Feet (1)		TI/LC	Capex Per	Changes in	Cash	Retention	Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft. (2)	Sq. Ft. (3)	Rents (4)	Rents (5)	Rates (6)	Term (Mo.)
Office	57	53	898,090	740,652	$28.82	$1.36	(2.3)%	(9.5)%	56.7%	63
Industrial	11	8	508,105	278,700	6.47	0.41	(26.5)%	(31.7)%	54.8%	81

Total	68	61	1,406,195	1,019,352	$20.51	$1.08	(6.1)%	(12.9)%	56.1%	70

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(5)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Capital Expenditures
($ in thousands)
Nonrecurring Capital Expenditures:

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Total 2010
Capital Improvements	$1,873	$1,562	$1,113	$1,548	$6,096
Tenant Improvements & Leasing Commissions	3,980	3,290	5,788	1,394	14,452

Total	$5,853	$4,852	$6,901	$2,942	$20,548

Recurring Capital Expenditures:

	Q1 2010	Q2 2010	Q3 2010	Q4 2010	Total 2010
Capital Improvements
Office	$2,445	$3,339	$2,453	$3,649	$11,886
Industrial	887	239	320	35	1,481

	3,332	3,578	2,773	3,684	13,367

Tenant Improvements & Leasing Commissions (1)
Office	8,170	9,501	9,814	5,303	32,788
Industrial	459	878	2,490	1,071	4,898

	8,629	10,379	12,304	6,374	37,686

Total
Office	10,615	12,840	12,267	8,952	44,674
Industrial	1,346	1,117	2,810	1,106	6,379

	$11,961	$13,957	$15,077	$10,058	$51,053

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Lease Expiration Summary Schedule (1)
($ in thousands)

	# of Expiring	Total Square	% of Total	Annualized	% of Total Annualized	Annualized Rent
Year of Expiration	Leases	Feet	Leased Sq. Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)
OFFICE:
2011	72	565,860	6.3%	$13,111	4.8%	$23.17
2012	75	816,845	9.1%	22,808	8.3%	27.92
2013	72	861,486	9.6%	23,451	8.5%	27.22
2014	57	1,139,710	12.7%	30,298	11.0%	26.58
2015	87	1,501,743	16.7%	49,544	18.0%	32.99
2016	31	454,198	5.1%	10,977	4.0%	24.17
2017	30	1,387,122	15.5%	40,375	14.7%	29.11
2018	15	765,681	8.5%	33,609	12.2%	43.89
2019	9	357,541	4.0%	13,477	4.9%	37.69
2020	11	460,774	5.1%	14,507	5.3%	31.48
2021 and beyond	9	660,878	7.4%	22,771	8.3%	34.46

Subtotal	468	8,971,838	100.0%	$274,928	100.0%	$30.64

INDUSTRIAL:
2011	6	149,852	4.4%	$1,393	5.5%	$9.30
2012	11	452,557	13.4%	2,647	10.4%	5.85
2013	9	628,386	18.6%	4,671	18.4%	7.43
2014	13	501,364	14.8%	4,088	16.1%	8.15
2015	10	544,864	16.1%	3,839	15.1%	7.05
2016	3	297,497	8.8%	3,576	14.1%	12.02
2017	4	149,482	4.4%	888	3.5%	5.94
2018	2	137,397	4.1%	1,043	4.1%	7.59
2019	2	168,200	5.0%	1,467	5.8%	8.72
2020	1	50,842	1.5%	577	2.3%	11.35
2021 and beyond	2	297,320	8.9%	1,259	4.7%	4.23

Subtotal	63	3,377,761	100.0%	$25,448	100.0%	$7.53

TOTAL PORTFOLIO:
2011	78	715,712	5.8%	$14,504	4.8%	$20.27
2012	86	1,269,402	10.3%	25,455	8.5%	20.05
2013	81	1,489,872	12.1%	28,122	9.4%	18.88
2014	70	1,641,074	13.3%	34,386	11.4%	20.95
2015	97	2,046,607	16.6%	53,383	17.8%	26.08
2016	34	751,695	6.1%	14,553	4.8%	19.36
2017	34	1,536,604	12.4%	41,263	13.7%	26.85
2018	17	903,078	7.3%	34,652	11.5%	38.37
2019	11	525,741	4.3%	14,944	5.0%	28.42
2020	12	511,616	4.1%	15,084	5.0%	29.48
2021 and beyond	11	958,198	7.7%	24,030	8.1%	25.08

Total	531	12,349,599	100.0%	$300,376	100.0%	$24.32

(1)	The information presented for all lease expiration activity reflects leasing activity through December 31, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of December 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	Los Angeles/Ventura Counties						Orange County
			% of Total		% of Total	Annualized			% of Total		% of Total	Annualized
Year of	# of Expiring	Total	Regional Sq.	Annualized	Annualized	Rent	# of Expiring	Total	Regional Sq.	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)	Leases	Square Feet	Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)
OFFICE:
2011	51	435,269	16.4%	$8,988	12.2%	$20.65	8	23,897	4.8%	596	3.7%	$24.94
2012	40	215,167	8.1%	6,391	8.7%	29.70	15	58,166	11.8%	1,420	8.9%	24.41
2013	39	389,903	14.7%	10,245	14.0%	26.28	14	55,206	11.2%	1,673	10.5%	30.30
2014	32	570,361	21.5%	15,961	21.7%	27.98	13	55,303	11.2%	1,682	10.5%	30.41
2015	31	332,211	12.5%	10,357	14.1%	31.18	7	56,652	11.5%	1,434	9.0%	25.31
2016	15	113,281	4.3%	3,368	4.6%	29.73	2	8,229	1.7%	309	1.9%	37.55
2017	10	148,115	5.6%	5,240	7.1%	35.38	3	55,101	11.1%	2,339	14.6%	42.45
2018	3	35,140	1.3%	1,196	1.6%	34.04	2	106,935	21.6%	3,307	20.7%	30.93
2019	2	170,596	6.4%	6,348	8.6%	37.21	1	61,885	12.5%	2,775	17.4%	44.84
2020	—	—	—	—	—	—	1	13,397	2.6%	438	2.8%	32.69
2021 and beyond	4	244,296	9.2%	5,330	7.4%	21.82	—	—	—	—	—	—

Subtotal	227	2,654,339	100.0%	$73,424	100.0%	$27.66	66	494,771	100.0%	$15,973	100.0%	$32.28

INDUSTRIAL:
2011	—	—	—	—	—	—	6	149,852	4.7%	$1,393	6.2%	$9.30
2012	—	—	—	—	—	—	11	452,557	14.2%	2,647	11.8%	5.85
2013	—	—	—	—	—	—	9	628,386	19.7%	4,671	20.8%	7.43
2014	—	—	—	—	—	—	13	501,364	15.7%	4,088	18.2%	8.15
2015	—	—	—	—	—	—	10	544,864	17.1%	3,839	17.1%	7.05
2016	1	192,053	100.0%	2,960	100.0%	15.41	2	105,444	3.3%	616	2.7%	5.84
2017	—	—	—	—	—	—	4	149,482	4.7%	888	3.9%	5.94
2018	—	—	—	—	—	—	2	137,397	4.3%	1,043	4.6%	7.59
2019	—	—	—	—	—	—	2	168,200	5.3%	1,467	6.5%	8.72
2020	—	—	—	—	—	—	1	50,842	1.6%	577	2.6%	11.35
2021 and beyond	—	—	—	—	—	—	2	297,320	9.4%	1,259	5.6%	4.23

Subtotal	1	192,053	100.0%	$2,960	100.0%	$15.41	62	3,185,708	100.0%	$22,488	100.0%	$7.06

TOTAL PORTFOLIO:
2011	51	435,269	15.3%	$8,988	11.8%	$20.65	14	173,749	4.7%	$1,989	5.2%	$11.45
2012	40	215,167	7.6%	6,391	8.4%	29.70	26	510,723	13.9%	4,067	10.6%	7.96
2013	39	389,903	13.7%	10,245	13.4%	26.28	23	683,592	18.6%	6,344	16.5%	9.28
2014	32	570,361	20.0%	15,961	20.9%	27.98	26	556,667	15.1%	5,770	15.0%	10.37
2015	31	332,211	11.7%	10,357	13.6%	31.18	17	601,516	16.3%	5,273	13.7%	8.77
2016	16	305,334	10.7%	6,328	8.3%	20.72	4	113,673	3.1%	925	2.4%	8.14
2017	10	148,115	5.2%	5,240	6.9%	35.38	7	204,583	5.6%	3,227	8.4%	15.77
2018	3	35,140	1.2%	1,196	1.6%	34.04	4	244,332	6.6%	4,350	11.3%	17.80
2019	2	170,596	6.0%	6,348	8.3%	37.21	3	230,085	6.3%	4,242	11.0%	18.44
2020	—	—	—	—	—	—	2	64,239	1.7%	1,015	2.6%	15.80
2021 and beyond	4	244,296	8.6%	5,330	6.8%	21.82	2	297,320	8.1%	1,259	3.3%	4.23

Total	228	2,846,392	100.0%	$76,384	100.0%	$26.84	128	3,680,479	100.0%	$38,461	100.0%	$10.45

(1)	The information presented for all lease expiration activity reflects leasing activity through December 31, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of December 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Lease Expiration Schedule Detail by Region (1)
($ in thousands)

	San Diego						San Francisco
			% of Total		% of Total	Annualized			% of Total		% of Total	Annualized
Year of	# of Expiring	Total	Regional Sq.	Annualized	Annualized	Rent	# of Expiring	Total	Regional Sq.	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)	Leases	Square Feet	Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)
OFFICE TOTAL:
2011	8	76,594	1.6%	$2,565	1.8%	$33.49	5	30,100	3.0%	962	2.4%	$31.96
2012	13	463,179	9.9%	12,395	8.7%	26.76	7	80,333	8.0%	2,602	6.5%	32.39
2013	7	275,990	5.9%	6,547	4.6%	23.72	12	140,387	14.0%	4,986	12.5%	35.52
2014	9	438,768	9.3%	9,859	6.9%	22.47	3	75,278	7.5%	2,796	7.0%	37.14
2015	18	504,679	10.7%	13,600	9.5%	26.95	30	486,098	48.5%	21,023	52.9%	43.25
2016	11	301,069	6.4%	5,843	4.1%	19.41	3	31,619	3.2%	1,457	3.7%	46.08
2017	16	1,180,625	25.1%	32,679	22.9%	27.68	1	3,281	0.3%	117	0.3%	35.66
2018	9	612,560	13.0%	28,662	20.1%	46.79	1	11,046	1.1%	444	1.1%	40.20
2019	3	77,465	1.6%	2,371	1.7%	30.61	3	47,595	4.7%	1,983	5.0%	41.66
2020	7	350,174	7.5%	10,678	7.5%	30.49	3	97,203	9.7%	3,391	8.6%	34.89
2021 and beyond	5	416,582	9.0%	17,441	12.2%	41.87	—	—	—	—	—	—

Total	106	4,697,685	100.0%	$142,640	100.0%	$30.36	68	1,002,940	100.0%	$39,761	100.0%	$39.64

Greater Seattle
			% of Total		% of Total	Annualized
Year of	# of Expiring	Total	Regional Sq.	Annualized	Annualized	Rent
Expiration	Leases	Square Feet	Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)
OFFICE TOTAL:
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	—	—	—	—	—	—
2015	1	122,103	100.0%	3,130	100.0%	25.63
2016	—	—	—	—	—	—
2017	—	—	—	—	—	—
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
2020	—	—	—	—	—	—
2021 and beyond	—	—	—	—	—	—

Total	1	122,103	100.0%	3,130	100.0%	$25.63

(1)	The information presented for all lease expiration activity reflects leasing activity through December 31, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of December 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Quarterly Lease Expirations for 2011 (1)
($ in thousands)

					% of Total
	# of Expiring	Total Square	% of Total	Annualized	Annualized	Annualized Rent
	Leases	Feet	Leased Sq. Ft.	Base Rent (2)	Base Rent (2)	per Sq. Ft. (2)
OFFICE:
Q1 2011	14	76,927	0.9%	$2,369	0.9%	$30.80
Q2 2011	26	319,151	3.6%	5,473	2.0%	17.15
Q3 2011	22	119,212	1.3%	3,822	1.4%	32.06
Q4 2011	10	50,570	0.5%	1,447	0.5%	28.61

Subtotal 2011	72	565,860	6.3%	$13,111	4.8%	$23.17

INDUSTRIAL:
Q1 2011	1	6,000	0.2%	$62	0.2%	$10.33
Q2 2011	1	19,585	0.6%	128	0.5%	6.54
Q3 2011	3	45,662	1.4%	470	1.8%	10.29
Q4 2011	1	78,605	2.2%	733	3.0%	9.33

Subtotal 2011	6	149,852	4.4%	$1,393	5.5%	$9.30

TOTAL PORTFOLIO:
Q1 2011	15	82,927	0.7%	$2,431	0.8%	$29.31
Q2 2011	27	338,736	2.7%	5,601	1.9%	16.54
Q3 2011	25	164,874	1.3%	4,292	1.4%	26.03
Q4 2011	11	129,175	1.1%	2,180	0.7%	16.88

Total 2011	78	715,712	5.8%	$14,504	4.8%	$20.27

(1)	The information presented reflects leasing activity through December 31, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of December 31, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis in accordance with GAAP excluding the amortization of deferred revenue related to tenant-funded tenant improvements and expense reimbursement revenue. Additionally, the underlying leases contain various expense structures including full service gross, modified gross and triple net.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Top Fifteen Tenants (1)
($ in thousands)

				Percentage of
		Annualized		Total Annualized	Percentage of
	Product	Base Rental	Rentable	Base Rental	Total Rentable
Tenant Name	Type	Revenue (2)	Square Feet	Revenue (2)	Square Feet
Intuit, Inc.	Office	$15,126	536,812	5.0%	3.8%
Bridgepoint Education, Inc.	Office	15,099	317,678	5.0%	2.3%
Scripps Health	Office	12,562	262,868	4.2%	1.9%
Delta Dental of California	Office	10,834	249,363	3.6%	1.8%
CareFusion Corporation (3)	Office	10,087	459,709	3.4%	3.3%
DIRECTV, Inc.	Office	8,540	314,207	2.8%	2.2%
AMN Healthcare, Inc.	Office	8,192	175,672	2.7%	1.3%
Fish & Richardson P.C.	Office	6,071	139,538	2.0%	1.0%
Hewlett-Packard Company	Office	5,803	162,017	1.9%	1.2%
Wells Fargo (3)	Office	5,346	137,149	1.8%	1.0%
BP Biofuels North America LLC	Office	5,128	136,908	1.7%	1.0%
Epson America, Inc.	Office	4,915	136,026	1.6%	1.0%
Mitchell International, Inc.	Office	3,775	141,214	1.3%	1.0%
Avnet, Inc.	Office	3,768	114,780	1.3%	0.8%
Scan Health Plan (3)	Office	3,626	124,598	1.2%	0.9%

Total Top Fifteen Tenants		$118,872	3,408,539	39.5%	24.5%

(1)	The information presented is as of the date of this filing.

(2)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of December 31, 2010.

(3)	The Company has entered into leases with various affiliates of the tenant name listed above.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
2010 Acquisitions (1)
($ in millions)

			Month of	Rentable	Purchase
Property	Submarket	Type	Acquisition	Square	Price
1st Quarter:
2385 Northside Drive	Mission Valley	Office	March	88,795	$18.0
San Diego, CA

2nd Quarter:
303 Second Street	South Financial District	Office	May	734,035	233.3
San Francisco, CA

999 Town & Country	Orange	Office	June	98,551	22.3
Orange, CA

2211 Michelson	Airport Area	Office	June	271,556	103.2
Irvine, CA

2355, 2365, and 2375 Northside Drive	Mission Valley	Office	June	190,634	52.6
San Diego, CA

3rd Quarter:
NONE

4th Quarter:
15050 NE 36th Street	Eastside	Office	October	122,103	46.0
Redmond, WA

100 First Street	South Financial District	Office	November	466,490	191.5
San Francisco, CA

2305 Historic Decatur Road	Point Loma	Office	November	103,900	30.9
San Diego, CA

TOTAL				2,076,064	$697.8

(1)	Acquisitions were added to the Company’s stabilized portfolio upon acquisition.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
2010 Dispositions
($ in millions)

			Month of	Rentable	Sales
Property	City / Submarket	Type	Disposition	Square	Price
1st Quarter:
NONE

2nd Quarter:
NONE

3rd Quarter:
NONE

4th Quarter:
660 N. Puente Street	Brea	Industrial	October	51,567	$5.0
Brea, CA

601 Valencia Avenue	Brea	Office	December	60,891	5.4
Brea, CA

603 Valencia Avenue	Brea	Office	December	45,900	5.4
Brea, CA

TOTAL				158,358	$15.8

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
In-Process Redevelopment Project
($ in millions)

Estimated
Construction Period
Estimated
				Estimated	Rentable		Estimated	Total	Total Costs
		Start	Compl.	Stabilization	Square	Existing	Redevelopment	Estimated	as of
Redevelopment Project	Location	Date	Date	Date (1)	Feet	Investment (2)	Costs	Investment	12/31/10 (3)	% Leased
2260 E. Imperial Highway	El Segundo	3Q 2010	3Q 2011	3Q 2012	300,000	$9.1	$40.1	$49.2	$15.2	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(3)	Represents cash paid and costs incurred as of December 31, 2010. Includes existing investment at the commencement of redevelopment.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Future Development Pipeline
($ in millions)

			Gross	Estimated	Total Costs
			Site	Rentable	as of
Project	Location	Type	Acreage	Square Feet	12/31/2010 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks — Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.2
Pacific Corporate Center — Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000 - 1,000,000	27.2
One Paseo (San Diego Corporate Center) (2)	Del Mar	Office	23.0	500,000	111.6
Santa Fe Summit — Phase II and III	56 Corridor	Office	21.8	600,000	77.3
Sorrento Gateway — Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway — Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$266.7

(1)	Represents cash paid and costs incurred as of December 31, 2010.

(2)	Estimated rentable square feet reflects existing office entitlements. The Company is currently pursuing mixed-use entitlements for this project which if successfully obtained, would increase the estimated rentable square feet.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Capital Structure
As of December 31, 2010
($ in thousands)

		Aggregate
		Principal
		Amount or	% of Total
	Shares/Units As of	$ Value	Market
	December 31, 2010	Equivalent	Capitalization
DEBT:
Unsecured Line of Credit		$159,000	4.4%
Unsecured Exchangeable Senior Notes due 2012 (1)		148,000	4.1%
Unsecured Exchangeable Senior Notes due 2014 (1)		172,500	4.8%
Unsecured Senior Notes due 2014		83,000	2.3%
Unsecured Senior Notes due 2015 (1)		325,000	9.0%
Unsecured Senior Notes due 2020 (1)		250,000	6.9%
Secured Debt (1)		313,652	8.7%

Total Debt		$1,451,152	40.2%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred Units (2)	1,500,000	$75,000	2.1%
7.800% Series E Cumulative Redeemable Preferred Stock (3)	1,610,000	40,250	1.1%
7.500% Series F Cumulative Redeemable Preferred Stock (3)	3,450,000	86,250	2.4%
Common Units Outstanding (4)	1,723,131	62,843	1.7%
Common Shares Outstanding (4)	52,349,670	1,909,192	52.5%

Total Equity and Noncontrolling Interests		$2,173,535	59.8%

TOTAL MARKET CAPITALIZATION		$3,624,687	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discounts as of December 31, 2010.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $36.47 on December 31, 2010.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Debt Analysis
As of December 31, 2010
($ in millions)
TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Unsecured Debt (1)	78.4%	4.8%	4.8
Secured Debt	21.6%	6.0%	2.8
Floating vs. Fixed-Rate Debt:
Floating-Rate Debt	11.0%	2.9%	2.6
Fixed-Rate Debt (1)	89.0%	5.3%	4.6

Total (1)		5.1%	4.4

Total Including Debt Issuance Costs (1)		5.7%

Total GAAP Effective Rate (2)		6.3%

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNTS

Quarter-to-Date	Year-to-Date
$1.9	$10.0

(1)	Excludes the impact of the amortization of the noncash debt discount related to the accounting required for the Company’s exchangeable senior notes.

(2)	Includes the impact of the amortization of the noncash debt discount related to the accounting required for the Company’s exchangeable senior notes.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Debt Analysis
As of December 31, 2010
($ in thousands)
DEBT MATURITY SCHEDULE

Floating/		Maturity
Fixed Rate	Stated Rate	Date	2011	2012	2013	2014	2015	After 2015	Total
Unsecured Debt:
Floating	2.99%	8/10/2013			$159,000				$159,000
Fixed	3.25%	4/15/2012		148,000					148,000	(1)
Fixed	4.25%	11/15/2014				172,500			172,500	(2)
Fixed	6.45%	8/4/2014				83,000			83,000
Fixed	5.00%	11/3/2015					325,000		325,000	(3)
Fixed	6.63%	6/1/2020						250,000	250,000	(4)

			—	148,000	159,000	255,500	325,000	250,000	1,137,500

Secured Debt:
Fixed	6.70%	12/27/2011	69,980						69,980
Fixed	5.10%	4/1/2012		52,000					52,000	(5)
Fixed	5.57%	8/1/2012	1,531	71,517					73,048
Fixed	4.95%	8/1/2012	687	29,754					30,441
Fixed	6.51%	2/1/2017	837	892	952	1,016	1,084	65,563	70,344
Fixed	7.15%	5/1/2017	1,940	2,084	2,238	2,404	2,581	3,988	15,235
Fixed	Various	Various	42	45	46	49	51	2,371	2,604	(6)

			75,017	156,292	3,236	3,469	3,716	71,922	313,652

Total	5.09%		$75,017	$304,292	$162,236	$258,969	328,716	$321,922	$1,451,152

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.0 million as of December 31, 2010.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $16.5 million as of December 31, 2010.

(3)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $0.2 million as of December 31, 2010.

(4)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $2.0 million as of December 31, 2010.

(5)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $0.6 million as of December 31, 2010.

(6)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2011 through September 1, 2038, with interest rates ranging from 4.40% to 6.20%.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Debt Covenants
As of December 31, 2010
($ in millions)
KEY DEBT COVENANTS

		Actual Performance
	Covenant	as of December 31, 2010
Unsecured Line of Credit (as defined per Credit Agreement):
Total debt to total asset value	less than 60%	37%
Fixed charge coverage ratio	greater than 1.5x	2.8	x
Unsecured debt ratio	greater than 1.67x	2.48	x
Unencumbered asset pool debt service coverage	greater than 2.0x	4.9	x
Unencumbered debt yield	greater than 12%	16%

Unsecured Senior Notes due 2015 and 2020 (as defined per Indenture):
Total debt/total asset value	less than 60%	43%
Interest coverage	greater than 1.5x	3.4	x
Secured debt/total asset value	less than 40%	9%
Unencumbered asset pool value to unsecured debt	greater than 150%	248%

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures
     Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on January 31, 2011 and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.
Net Operating Income:
     Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
     Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
     However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.
Same Store Net Operating Income:
     Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.
     However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures
EBITDA:
     Management believes that earnings before interest expense, depreciation and amortization, gain/loss on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.
Funds From Operations:
     The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
     Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.
     Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.
     However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.
Funds Available for Distribution:
     Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discounts and share-based compensation awards, adjustment to GAAP gain/loss on early extinguishment of debt, amortization of above (below) market rents for acquisition properties and contractual cash rents received in advance of revenue recognition, then subtracting recurring tenant improvements, leasing commissions and capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Reconciliation of Same Store Net Operating Income to Net Income (Loss) Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Same Store Cash Net Operating Income	$44,297	$43,715	$175,147	$180,711
Adjustments:
GAAP Operating Revenues Adjustments, net	6,200	4,178	19,674	18,216
GAAP Operating Expenses Adjustments, net	220	(174)	1,063	(569)

Same Store GAAP Net Operating Income	50,717	47,719	195,884	198,358
Non-Same Store GAAP Net Operating Income	9,087	948	20,614	4,871

Net Operating Income excluding discontinued operations	59,804	48,667	216,498	203,229
Net Operating Loss from discontinued operations	—	—	—	(199)

Net Operating Income, as defined (1)	59,804	48,667	216,498	203,030
Adjustments:
General and administrative expenses	(6,867)	(17,915)	(27,963)	(39,938)
Acquisition-related expenses	(624)	—	(2,248)	—
Depreciation and amortization (including discontinued operations)	(29,095)	(21,019)	(103,809)	(87,652)
Interest income and other net investment gains	261	226	964	1,300
Interest expense	(19,044)	(11,078)	(59,941)	(46,119)
Gain (loss) on early extinguishment of debt	—	1,790	(4,564)	4,909
Net gain on dispositions of discontinued operations	949	—	949	2,485

Net Income	5,384	671	19,886	38,015
Net (income) loss attributable to noncontrolling common units of the Operating Partnership	(50)	119	(178)	(1,025)
Preferred distributions and dividends	(3,799)	(3,799)	(15,196)	(15,196)

Net Income (Loss) Available to Common Stockholders	$1,535	$(3,009)	$4,512	$21,794

(1)	Please refer to page 31 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Reconciliation of EBITDA to Net Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended December 31,
	2010	2009
Net Income (Loss) Available to Common Stockholders	$1,535	$(3,009)
Interest expense	19,044	11,078
Depreciation and amortization	29,095	21,019
Gain on early extinguishment of debt	—	(1,790)
Net gain on discontinued operations	(949)
Net income (loss) attributable to noncontrolling common units of the Operating Partnership	50	(119)
Preferred distributions and dividends	3,799	3,799

EBITDA (1)	$52,574	$30,978

(1)	Please refer to page 32 for a Management Statement on EBITDA.

Kilroy Realty Corporation
Fourth Quarter 2010 Supplemental Financial Report
Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities
(unaudited, $ in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2010	2009	2010	2009
Funds Available for Distribution (1)	$15,919	$12,921	$55,165	$85,886
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	10,058	12,434	51,053	31,131
Gain on early extinguishment of debt	—	(1,790)	—	(4,909)
Additional cash gain on early extinguishment of debt	—	(5,129)	—	(6,678)
Depreciation for furniture, fixtures and equipment	245	212	911	827
Preferred distributions and dividends	3,799	3,799	15,196	15,196
Provision for uncollectible tenant receivables	129	174	16	575
Changes in assets and liabilities and other adjustments, net (2)	(5,251)	4,344	(2,514)	2,937

GAAP Net Cash Provided by Operating Activities	$24,899	$26,965	$119,827	$124,965

(1)	Please refer to page 32 for a Management Statement on Funds Available for Distribution.

(2)	Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.